UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

The Parent Company

(Exact name of registrant as specified in its charter)

Colorado	1-32577	65-0797093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 17th Street, Suite 1300

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 228-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2008 (the “Closing Date”), The Parent Company (the “Company”) and its subsidiaries BabyUniverse, Inc., eToys Direct, Inc., PoshTots, Inc., Dreamtime Baby, Inc. and My Twinn, Inc., as co-borrowers (collectively with the Company, the “Borrowers”), eToys Direct 1, LLC, eToys Direct 2, LLC, eToys Direct 3, LLC and Gift Acquisition, L.L.C., as guarantors (collectively, the “Guarantors”), entered into an Investment Agreement (the “Investment Agreement”) with Laminar Direct Capital, L.L.C. (“Laminar”), as a lender and as collateral agent, and the other lenders from time to time party thereto (collectively with Laminar, the “Lenders”), pursuant to which: (i) as of the Closing Date, the Borrowers issued and sold to Laminar, for a purchase price of $10,000,000, (A) a subordinated senior secured (second lien) term note (the “Initial Note”), due December 27, 2010, in the original principal amount of $10,000,000 and (B) a common stock purchase warrant (the “Laminar Warrant”) to purchase 2,970,009 shares of common stock (“Common Stock”) of the Company (representing 12.0% of the issued and outstanding shares of Common Stock as of the Closing Date on a fully diluted basis) at a price of $1.6453 per share (the NASDAQ trailing 10-day volume weighted average price of the Common Stock), at any time after the Closing Date and expiring on July 10, 2018; and (ii) the Borrowers agreed, subject to, and upon satisfaction or waiver of, certain conditions set forth in the Investment Agreement, to issue and sell to the Lenders, for a purchase price of $15,000,000, additional subordinated senior secured (second lien) term notes, due December 27, 2010, in the aggregate original principal amount of $15,000,000 (such additional notes, together with the Initial Note, the “Notes”). The Notes bear interest at a monthly floating rate of one-month LIBOR (not to be less than 3.75% for these purposes) plus 12.0% per annum, are guaranteed on a joint and several basis by the Guarantors and are secured by a second lien on substantially all of the assets of the Borrowers and the Guarantors. Laminar is an affiliate of D. E. Shaw Laminar Acquisition Holdings 3, L.L.C., which owns a majority of the outstanding Common Stock.

As a condition to the closing under the Investment Agreement, on the Closing Date John C. Textor, Chairman of the Company’s Board of Directors and a shareholder of the Company (“Textor”), entered into a Guaranty Agreement in favor of Laminar as a Lender and as collateral agent for the other Lenders, pursuant to which Textor personally guaranteed the full and prompt collection of the Borrowers’ obligations under the Investment Agreement, the Notes and other loan documents up to a cumulative maximum amount of $10,000,000. In connection therewith, on the Closing Date, the Company issued to Textor the following warrants (together, the “Textor Warrants” and, collectively with the Laminar Warrant, the “Warrants”): (i) a common stock purchase warrant to purchase 150,000 shares of Common Stock at a price of $1.6453 per share, at any time after the Closing Date and expiring on July 10, 2018; and (ii) a common stock purchase warrant to purchase 150,000 shares of Common Stock at a price of $2.46795 per share, at any time after the Closing Date and expiring on July 10, 2018.

In connection with the issuance of the Warrants, the Company entered into a Registration Rights Agreement, dated as of the Closing Date, with Laminar and Textor (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company generally has agreed to, among other things, (i) file a shelf registration statement (the “Shelf Registration Statement”) with respect to the resale of (x) the Common Stock issued or issuable upon exercise of the Warrants and (y) all other shares of Common Stock held by Laminar, Textor and each entity controlled by Textor, within 45 days after the Closing Date and (ii) use its best efforts to cause the Shelf Registration Statement to become effective within 90 days after the Closing Date, or, in the event the Company is notified (the date of such notification, the “Notification Date”) that the Shelf Registration Statement is not subject to a review by the Securities and Exchange Commission (the “Commission”) or is no longer subject to further review and comments, within five trading days after the Notification Date, if such date is earlier than the 90th day after the Closing Date. The Company will use its best efforts to keep the Shelf Registration Statement effective until (A) the date that is two years after the date that the Shelf Registration Statement is declared effective by the Commission or (B) such earlier date when all securities covered by the Shelf Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). If (1) the Shelf Registration Statement is not filed with the Commission within 45 days after the Closing Date, (2) the Company fails to file with the Commission a request for acceleration within five trading days of the Notification Date, (3) the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of the Registration Statement within 15 trading days of the receipt thereof or notice that such amendment is required in order for the Shelf Registration Statement to be declared effective, (4) the Shelf Registration Statement is not declared effective by the Commission on or before the deadline described above or (5) the Shelf Registration Statement is filed and declared effective but, during the required effectiveness period ceases to be effective or fails to be usable for its intended purpose for certain defined periods of time (each of the foregoing events, a “Registration Default”), then the Company will be required to pay each holder of the Warrants an amount in cash equal to 2.0% per month (for each month until the Registration Default is cured) of the product of (x) the aggregate number of shares under the applicable Warrant multiplied by (y) the exercise price under such Warrant.

The Warrants and the shares of Common Stock issuable upon the exercise of the Warrants have not been registered under the Securities Act in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D thereunder.

In connection with the transactions described above, on July 10, 2008, the Company and the other Borrowers, the Guarantors and The CIT Group/Business Credit, Inc., as administrative agent, collateral agent and lender, entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Fourth Amendment”), which amends the Amended and Restated Credit Agreement dated as of October 12, 2007, as amended (the “Credit Agreement”), among the parties. The Fourth Amendment, among other things, permits the issuance of the Notes and the related transactions under the Investment Agreement.

The foregoing description of the Investment Agreement, the Laminar Warrant, the Textor Warrants, the Registration Rights Agreement and the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the copies of the Investment Agreement, the Laminar Warrant, the Textor Warrants, the Registration Rights Agreement and the Fourth Amendment filed as Exhibits 10.1 through 10.6 to this report, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On July 10, 2008, the Company and the additional Borrowers entered into the Investment Agreement and issued the Initial Note, as described above in Item 1.01. Additional information is contained in Item 1.01 and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

On July 10, 2008, the Company issued the Laminar Warrant and the Textor Warrants. The offer and sale of the Warrants to Laminar and Textor was not registered under the Securities Act in reliance upon the exemptions from registration under Section 4(2) of the Securities Act and Regulation D thereunder, as such transactions did not involve a public offering of securities. Additional information is contained in Item 1.01 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 10, 2008, the Company issued a press release announcing that it had entered into the Investment Agreement and that it would hold a conference call on July 14, 2008 to discuss the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call on July 14, 2008 is furnished as Exhibit 99.2 hereto.

In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are filed (except Exhibit 99.2, which is furnished) as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Investment Agreement, dated as of July 10, 2008, by and among The Parent Company, the additional Borrowers named therein, the other guarantors from time to time party thereto, Laminar Direct Capital, L.L.C. and the other Lenders from time to time party thereto

10.2	The Parent Company Common Stock Purchase Warrant, dated as of July 10, 2008, issued to Laminar Direct Capital, L.L.C. (Certificate No. W-1)

10.3	The Parent Company Common Stock Purchase Warrant, dated as of July 10, 2008, issued to John C. Textor (Certificate No. W-2)

10.4	The Parent Company Common Stock Purchase Warrant, dated as of July 10, 2008, issued to John C. Textor (Certificate No. W-3)

10.5	Registration Rights Agreement, dated as of July 10, 2008, by and among The Parent Company, Laminar Direct Capital, L.L.C. and John C. Textor

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 10, 2008, by and among the Borrowers party thereto, the Loan Guarantors party thereto, the Required Lenders party thereto, and the CIT Group/Business Credit, Inc.

99.1	Press release dated July 10, 2008

99.2	Transcript of July 14, 2008 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Parent Company

July 15, 2008	By:	/s/ Barry Hollingsworth
		Name:	Barry Hollingsworth
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Investment Agreement, dated as of July 10, 2008, by and among The Parent Company, the additional Borrowers named therein, the other guarantors from time to time party thereto, Laminar Direct Capital, L.L.C. and the other Lenders from time to time party thereto

10.2	The Parent Company Common Stock Purchase Warrant, dated as of July 10, 2008, issued to Laminar Direct Capital, L.L.C. (Certificate No. W-1)

10.3	The Parent Company Common Stock Purchase Warrant, dated as of July 10, 2008, issued to John C. Textor (Certificate No. W-2)

10.4	The Parent Company Common Stock Purchase Warrant, dated as of July 10, 2008, issued to John C. Textor (Certificate No. W-3)

10.5	Registration Rights Agreement, dated as of July 10, 2008, by and among The Parent Company, Laminar Direct Capital, L.L.C. and John C. Textor

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 10, 2008, by and among the Borrowers party thereto, the Loan Guarantors party thereto, the Required Lenders party thereto, and the CIT Group/Business Credit, Inc.

99.1	Press release dated July 10, 2008

99.2	Transcript of July 14, 2008 conference call